Exhibit 10.1  EXCLUSIVE SALES AGENCY AGREEMENT  Dated July 25, 2007


                EXCLUSIVE SALES AGENCY AGREEMENT

THIS AGREEMENT dated as of July 25, 2007 by and between Harvey Judkowitz, hereinafter called "Principal" and Harvey's Collectibles, Inc. a Florida corporation, both parties having their principal place of business at 14241 SW 92nd Avenue, Miami, Florida 33176, hereinafter called "Agent".

          WITNESSETH,  that  in  consideration  of   the   mutual
undertakings herein contained, the parties agree as follows:

  1.  APPOINTMENT.
Principal hereby appoints Agent to act as and for Principal in offering for sale on Agent's Internet Website various items, goods and merchandise, hereinafter described as "collectible
Offerings" all of which collectibles are owned by and in the possession of Principal.

  2.  ACCEPTANCE.
Agent agrees to act in behalf of Principal by listing the Collectible Offerings - as presented on Schedule "A" attached hereto and incorporated herein by reference together with all additions, attachments, parts or accessories incorporated or attached therein or associated therewith (referred to herein as the "Collectible Offerings") subject to the specific terms and conditions specified herein.

  3.  SALES COMMISION.
      (a) Agent shall be entitled to receive, and shall be paid an amount equal to fifteen (15%) percent on each collectible that is sold at predetermined selling prices; prices which are subject to change only with the specific consent of Principal.
      (b) Principal shall be provided with a Bill of Sale or other invoice for each item when and as sold, together with payment in full of the purchase price, minus a sum equal to 15%, i.e., being the agreed sales commission that Agent shall be entitled to keep or receive as compensation for each collectible sold.
      (c) If necessary to conclude a sale, using his best-efforts, Principal shall provide Agent with all the available appropriate documentation associated with Principal's original purchases of the collectibles including but not limited to original invoices and bills of sale provided to Principal.

  4.  POSSESSION.
       Unless  otherwise agreed to by the parties the Collectible
Offerings shall remain in the immediate possession of Principal - in that capacity as well as in his capacity as a director and officer of Agent.

  5.  EFFECTIVE DATE.
       This Agreement shall take effect simultaneously with the execution hereof.

  6. REPRESENTATIONS and WARRANTIES. Principal represents and warrants to Agent that:
       (a) the Collectible Offerings are in marketable condition and that Principal is the legal owner and has the authority to sell the items;


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      (b) Principal's execution, delivery, and performance of his obligations under this Agreement are not in conflict with nor constitute neither a breach nor an event of default under any agreement to which Principal is a party or by which Principal is bound.
       (c) Each item of the stated Collectible Offerings is legally and validly owned by Principal free and clear of any and all liens and encumbrances of any kind or description.
       (d) Principal affirms that each item set forth in the list of Collectible Offerings (See: Schedule "A" hereto) is currently located in the State of Florida and at the time of Principal's purchase of each individual item Principal paid in full all sales taxes associated with such purchase.
       (e) Each Collectible item is in good condition and repair (ordinary wear and tear excepted) and is adequate and appropriate for resale to collectors "AS IS". All representations and warranties herein shall survive the execution of this Agreement.

  7. TITLE. Title to the listed Collectibles shall remain with Principal until a sale to a third party is effectuated. Principal warrants and represents that he has title to all collectible
items,  free  and  clear  of  any  and  all  claims,  liens   and
encumbrances.

  8. STATE SALES TAX. If required by law, Agent agrees to qualify with the State of Florida as a Sales Tax Reseller, to obtain a resale tax number and authority to collect sales taxes from Florida residents and others as the case may be.

 9. NOTICES.
Any notice provided for herein shall be in writing and delivered to the party for which it is intended at the address set forth in the first paragraph of this Agreement or to such other address as either party shall from time to time indicate in writing, and said notice shall be effective upon receipt - with proof of actual delivery being required.

10. COVENANTS.
       (a) Upon request by Agent, Principal shall assist Agent in obtaining all licenses necessary or useful to operate the Services (including but not limited to executing any consents and/or assignments to transfer and/or effectuate such license(s) to Agent for no additional incremental fees.

11. MISCELLANEOUS.
       (a) This document, along with the appended Schedule "A" constitutes the entire Agreement between Principal and Agent solely with respect to the sale of the Collectible Offerings on Agent's website and no representation or statement not contained herein shall be binding upon Principal or Agent as a warranty or otherwise, unless in writing and executed by the party to be bound thereby.
       (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
       (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, including all matters of construction, validity, performance and enforcement. Any disputes arising under this Agreement may be brought in the state courts and the federal courts located in Miami-Dade County, and the parties hereby consent to the personal jurisdiction and venue of these courts.
      (d) This Agreement is subject to acceptance by Agent at its offices, and shall only become effective on the date thereof.
      (e)   This   Agreement  may   be  executed   in   multiple
counterparts, each of which shall be deemed to be an original and of equal force and effect.


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       (f) The parties mutually agree to and shall indemnify  and hold each other harmless from and against all claims, liens, costs, loss, expenses or damages arising out of the breach by either party of its obligations other than their own actual negligence, fraud or misrepresentation hereunder.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the day and year first above written, and do each hereby warrant and represent that its respective signatory whose signature appears below has been and is on the date of this Agreement duly authorized by all necessary and appropriate corporate action to execute this Agreement.

Harvey Judkowitz, Principal        Harvey's Collectibles, Inc.- Agent

by: /s/ Harvey Judkowitz           by: /s/ Paul M. Galant
    ------------------------           ------------------------
    Harvey Judkowitz               Name: Paul M. Galant
                                   Title: Secretary/Treasurer








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              Schedule "A" - Collectible Offerings

========================================================
    MEMORABILIA                                   VALUE
--------------------------------------------------------
Signed Photo:  Mantle, Williams &
     DiMaggio                                     $5,000
--------------------------------------------------------
Ty Cobb Photo signed by Batting Title winners
     including 5 Hall of Famers                    4,500
--------------------------------------------------------
Signed Nolan Ryan and 25 no hit pitchers
     including 5 Hall of Famers                    4,500
--------------------------------------------------------
Feller and Boudreau signed                           500
--------------------------------------------------------
Mickey Mantle signed photo                           500
--------------------------------------------------------
Edd Rousch - 1919 World Series star - signed       1,200
--------------------------------------------------------
Ted Lyons - signed photo                           1,000
--------------------------------------------------------
3 signed Hats, Mickey, Willie and the Duke         7,500
--------------------------------------------------------
Individual signed Photos - Hall of famers
--------------------------------------------------------
Willie Mays                                          500
--------------------------------------------------------
Whitey Ford                                          500
--------------------------------------------------------
Johnny Mize                                          500
--------------------------------------------------------
Tom Seaver                                           500
--------------------------------------------------------
Sandy Koufax                                         500
--------------------------------------------------------
Yogi Berra and Babe Ruth                             500
--------------------------------------------------------
Whitey Ford and Pee Wee Reese                        500
--------------------------------------------------------
Phil Rizzuto                                         500
--------------------------------------------------------
Duke Snider Collection:
--------------------------------------------------------
   Signed Picture                                    500
--------------------------------------------------------
   Signed Bat                                        750
--------------------------------------------------------
   Signed Jersey                                   1,000
--------------------------------------------------------
   Signed Lithograph                                 500
--------------------------------------------------------
Signed Williams and Mantle Photo                   1,250
--------------------------------------------------------
Signed Ted Williams Photo                          1,000
--------------------------------------------------------
A-Rod -Alex Rodriquez signed NY Yankee Jersey      1,500
--------------------------------------------------------
A-Rod signed photograph - Seattle                    250
--------------------------------------------------------
Signed Joe DiMaggio                                  500
--------------------------------------------------------
Other Signed Pictures
--------------------------------------------------------
Rashi, Lopat and Reynolds                            350
--------------------------------------------------------
Andre Dawson                                         150
--------------------------------------------------------
Baseballs signed
--------------------------------------------------------
Whitey Ford                                          250
--------------------------------------------------------
Sandy Koufax                                         500
--------------------------------------------------------
Stan Musial                                          250
--------------------------------------------------------
Ernie Banks                                          250
--------------------------------------------------------
A-Rod- Alex Rodriquez                                250
--------------------------------------------------------
Willie Stargell                                      500
--------------------------------------------------------
Duke Snider                                          250
--------------------------------------------------------
Miguel Cabrera                                       250
--------------------------------------------------------
Andre Dawson                                         200
--------------------------------------------------------
Steve Avery                                          100
--------------------------------------------------------
Hall Of fame Collection Lithographs
--------------------------------------------------------
Bob Feller                                           500
--------------------------------------------------------
Duke Snider                                          500
--------------------------------------------------------
Henry Aaron                                          500
--------------------------------------------------------
Larsen/Berra signed 50th Anniversary Ball            500
--------------------------------------------------------
Larsen/Berra signed 50th Anniversary Picture         500
--------------------------------------------------------
Orioles Ball signed by Brooks Robinson & Weaver      500
--------------------------------------------------------
Williams/Babe Ruth signed Photo                    6,500
--------------------------------------------------------
Miguel Cabrera shadow Box - Signed ball & Photo    1,250
--------------------------------------------------------
TOTAL AGREED VALUE                               $50,000
========================================================



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